UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2440

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Equity Grants

On December 5, 2019, the Board of Directors (the “Board”) of Baudax Bio, Inc. (the “Company”) granted restricted stock units covering 20,000 shares of the Company’s common stock (the “Director RSUs”) under the Company’s 2019 Equity Incentive Plan (the “Plan”) to each non-employee director, Mr. Alfred Altomari, Mr. William Ashton, Mr. Winston Churchill and Mr. Wayne Weisman, in recognition of their joining the Board. The Director RSUs will vest in two equal annual installments, beginning on December 5, 2020.

Executive Officer Equity Grants

As previously disclosed, on November 21, 2019, the Company completed its separation (the “Separation”) from Recro Pharma, Inc. (“Recro”). In connection with the Separation, the Board, granted “make-whole” restricted stock units to the Company’s named executive officers, Gerri Henwood, the Company’s Chief Executive Officer, and Ryan Lake, the Company’s Chief Financial Officer, on December 5, 2019 (the “Make-Whole RSUs”) under the Plan. Ms. Henwood and Mr. Lake were granted Make-Whole RSUs covering 195,387 and 36,096 shares of the Company’s common stock, respectively. The Make-Whole RSUs will vest in full on the earlier of a change of control of the Company (as defined the Plan) or on December 5, 2020, subject to continued employment with the Company.

In connection with Ms. Henwood and Mr. Lake’s agreement to serve as the Company’s Chief Executive Officer and Chief Financial Officer, respectively, the Board also granted to Ms. Henwood and Mr. Lake, on December 5, 2019 (the “Grant Date”) (i) restricted stock units covering 128,571 and 46,429 shares of the Company’s common stock, respectively (the “Joining RSUs”) and (ii) options to purchase 183,673 and 66,327 shares of the Company’s common stock, respectively (the “Joining Options”) under the Plan. The Joining Options have an exercise price of $6.33 per share, the closing price of the Company’s common stock on the Grant Date, and will vest in equal monthly installments over 48 months, beginning on January 5, 2020, subject to continued employment with the Company. The Joining RSUs will vest in four equal annual installments beginning on December 5, 2020, subject to continued employment with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Baudax Bio, Inc.

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	President and Chief Executive Officer

Date: December 6, 2019